SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     February 14, 2001

BALLY TOTAL FITNESS HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number:   0-27478

Delaware	36-3228107
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(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois	60631
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(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(773) 380-3000
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Exhibit Index on Page 2

BALLY TOTAL FITNESS HOLDING CORPORATION
FORM 8-K
Current Report

Item 5.	Other Events

On February 14, 2001, Bally Total Fitness Holding Corporation ("Company") announced results for the quarter and year ended December 31, 2000. A copy of the press release relating to the results for the quarter and year is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits

c.	Exhibits

99.1 Press Release dated February 14, 2001

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION ------------------------------------------------------------- Registrant

Dated: February 14, 2001	/s/ John W. Dwyer ------------------------------------------------------------- John W. Dwyer Executive Vice President, Chief Financial Officer and Treasurer (principal financial officer)